STARBOARD INVESTMENT TRUST
Roumell Opportunistic Value Fund

Supplement to the Prospectus and
Statement of Additional Information
October 20, 2017
This supplement to the Prospectus, and Statement of Additional Information dated December 29, 2016 for the Roumell Opportunistic Value Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify all parties that the Fund's Class A and Class C share classes will be closed and liquidated.
Shareholders of either Class may contact the Fund or their financial intermediary, as appropriate, to request the conversion of their shares into the Institutional Class.
On October 20, 2017, the Fund's Board of Trustees, in consultation with the Fund's investment advisor, Roumell asset Management, LLC, determined that the dissolution and liquidation of the Class A and Class C Shares of the Fund is in the best interests of the Fund and its shareholders. In accordance with the decision, the Board of Trustees has directed that (i) all of the Class A and Class C Shares' portfolio securities be liquidated in an orderly manner and (ii) all outstanding shareholder accounts on December 19, 2017 be closed and the proceeds of each account sent to the shareholder's address of record or to such other address as directed by the shareholder. As of the date of this supplement, the Fund is ceasing the sale of new Class A and Class C shares and will no longer accept purchase orders. The Fund will accept redemption or conversion orders for the Class A and Class C Shares until December 19, 2017 and will waive any redemption fees that would otherwise be imposed by the Fund.
The Board of Trustees also determined that it was in the best interest of the Fund and its shareholders to modify the Class A and Class C Shares of the Fund to allow for conversion to the Institutional Class Shares. The following changes apply to the Fund's Prospectus and Statement of Additional Information, as appropriate:
Prospectus
On page 23 of the Prospectus, under the sub-heading titled, "Class A Shares," an additional bullet point is added which reads as follows:


Conversion: A holder of Class A Shares that qualifies as a purchaser of Institutional Class Shares may convert such Class A Shares to Institutional Class shares based on the relative net asset values of the two classes on the conversion date. Where shares of one class are exchanged for shares of another class of the Fund, the exchange will not be treated as a taxable event.

On page 23 of the Prospectus, under the sub-heading titled, "Class C Shares," an additional bullet point is added which reads as follows:


Conversion: A holder of Class C Shares that qualifies as a purchaser of Institutional Class Shares may convert such Class C Shares to Institutional Class shares based on the relative net asset values of the two classes on the conversion date. Where shares of one class are exchanged for shares of another class of the Fund, the exchange will not be treated as a taxable event.

On page 23 of the Prospectus, under the sub-heading titled, "Institutional Class Shares," the final bullet point is revised to read as follows:

	$2,500 minimum initial investment.

On page 12 of the Prospectus, under the heading titled, "Purchase and Sale of Fund shares," the second sentence of the first paragraph is replaced in its entirely with the following:
For Institutional Class Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100.
Statement of Additional Information
On page 15 of the Statement of Additional Information, in the first paragraph under the section titled, "Description of the Trust," the second to last sentence is replaced in its entirety with the following:

When issued for payment as described in the Fund's prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights.

Investors Should Retain This Supplement for Future Reference